UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2007 (April 24, 2007)

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)	06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

* * *

(e)  On April 24, 2007, the Organization, Compensation and Governance Committee of the Board of Directors of Chemtura Corporation adopted the Chemtura Corporation Executive and Key Employee Severance Plan (“Severance Plan”), as amended, effective April 15, 2007. The Severance Plan provides for payments to executive officers and other key personnel ranging from one to three times salary and bonus, benefits continuation, financial and outplacement services, and under certain circumstances, a tax gross-up, upon a change-in-control of the Company accompanied within twenty-four months by an actual or constructive termination of the executive’s or key employee’s employment.

A copy of the Severance Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

* * *

(d)	Exhibits.

Exhibit Number	Exhibit Description
10.1	Chemtura Corporation Executive and Key Employee Severance Plan, as amended, effective as of April 15, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)

By: /s/ Barry J. Shainman Name: Barry J. Shainman Title: Vice President and Secretary

Date:	April 26, 2007

Exhibit Index

Exhibit Number	Exhibit Description
10.1	Chemtura Corporation Executive and Key Employee Severance Plan, as amended, effective as of April 15, 2007